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                              DELAWARE POOLED TRUST

                      THE LARGE-CAP VALUE EQUITY PORTFOLIO

                    SUPPLEMENT TO THE PORTFOLIO'S PROSPECTUS
                             DATED FEBRUARY 28, 2006

The following disclosure replaces the sections entitled "What is the Portfolio's goal?" and "What are the Portfolio's main investment strategies?" on page 3 of The Large-Cap Value Equity Portfolio's Prospectus dated February 28, 2006. The disclosure below is The Large-Cap Value Equity Portfolio's current investment goal, strategies and policies until the changes to the Portfolio's investment goal, strategies and policies approved by the Board become effective on April 18, 2006.

PROFILE: THE LARGE-CAP VALUE EQUITY PORTFOLIO
---------------------------------------------

WHAT IS THE PORTFOLIO'S GOAL?

     THE LARGE-CAP VALUE EQUITY PORTFOLIO SEEKS MAXIMUM LONG-TERM TOTAL RETURN, CONSISTENT WITH REASONABLE RISK. ALTHOUGH THE PORTFOLIO WILL STRIVE TO ACHIEVE ITS GOAL, THERE IS NO ASSURANCE THAT IT WILL.

WHAT ARE THE PORTFOLIO'S MAIN INVESTMENT STRATEGIES? The Portfolio invests primarily in equity securities of large-capitalization companies that at the time of purchase have dividend yields above the current yield of the Russell 1000(R) Value Index and which, in the investment advisor's opinion, offer capital gains potential as well. In selecting Portfolio securities, we place an emphasis on strong relative performance in falling markets. The Portfolio invests primarily in equity securities of U.S. companies, although from time to time it will invest in sponsored or unsponsored American Depositary Receipts actively traded in the United States. Equity securities include, but are not to be limited to, common stocks, securities convertible into common stocks and securities having common stock characteristics, such as rights and warrants to purchase common stocks, and preferred stocks. To the extent that this Portfolio invests in convertible debt securities, those securities will be purchased on the basis of their equity characteristics, and ratings of those securities, if any, will not be an important factor in their selection.

The Portfolio may hold cash or invest in short-term debt securities or other money market instruments (normally, not more than 5% of its total assets) when, in our opinion, such holdings are prudent given the prevailing market conditions. For purposes of this Portfolio, we will generally consider large-capitalization companies to be those that have a market capitalization of $5 billion or more (at the time of purchase).

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of large-capitalization companies (80% Policy). The Portfolio's 80% Policy may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

We seek to invest in high-yielding equity securities and believe that, although capital gains are important, the dividend return component will be a significant portion of the expected total return. We believe that a diversified portfolio of such high-yielding stocks will outperform the market over the long-term, as well as preserve principal in difficult market environments. Companies considered for purchase generally will exhibit the following characteristics at the time of purchase: 1) a dividend yield greater than the prevailing yield of the Russell 1000 Value Index; 2) a price-to-book ratio lower than the average large capitalization company; and 3) a below-market price-to-earnings ratio.

Until April 1, 2006, the following disclosure regarding the current portfolio manager replaces the portfolio managers listed in the Prospectus dated February 28, 2006 in the section entitled "Fund Officers and Portfolio Managers." The portfolio manager listed below is the current portfolio manager responsible for The Large-Cap Value Equity Portfolio until the new portfolio managers approved by the Board begin managing the Portfolio on April 1, 2006.

GEORGE E. DEMING
Senior Vice President/Senior Portfolio Manager - The Large-Cap Value Equity Portfolio
Mr. Deming received a BA in Economics and Political Science from the University of Vermont and an MA in International Affairs from the University of Pennsylvania. Prior to joining Delaware Investments in 1978, he was responsible for portfolio management and institutional sales at White, Weld & Co., Inc. He is a member of the Financial Analysts of Philadelphia. Mr. Deming has managed The Large-Cap Value Equity Portfolio since its inception.

This Supplement is dated March 8, 2006.


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